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                                                             EXHIBIT NUMBER (23)
                                                             TO 1993 FORM 10-K



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 1994, incorporated by reference in the Northern Trust Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, into the Corporation's previously filed Form S-8 Registration Statements File Nos. 33-22546, 33-41501, 33-47597, and 33-51971, and Form S-4 Registration
Statement File No. 33-52219.



                                                           ARTHUR ANDERSEN & CO.




Chicago, Illinois
March 11, 1994